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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)

                               November 22, 2000
                      ___________________________________

                        Nano World Projects Corporation
      ____________________________________________________________________
             (Exact name of registrant as specified in its charter)

                                    Delaware
                           _________________________
                 (State or other jurisdiction of incorporation)

                                     0-8155
                           _________________________
                            (Commission File Number)

                                   73-0977756
                              ___________________
                       (IRS Employer Identification No.)

                     767 Third Avenue, 21st Floor, New York
                         _____________________________
                    (Address of principal executive offices)

                                     10017
                         ______________________________
                                   (Zip Code)

                                 (646) 735-0188
                               _________________
              (Registrant's telephone number, including area code)

           __________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5. PRESS RELEASE

     On November 22, 2000, the registrant issued the press release attached hereto as exhibit 99.1.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Nano World Projects Corporation


Date: November 28, 2000                 By: /s/ Robert Papalia
      -----------------------------         ------------------------------
                                            Robert Papalia
                                            Chairman